UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 5, 2025

WORKDAY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35680	20-2480422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6110 Stoneridge Mall Road
Pleasanton, California 94588
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 951-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	WDAY	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition
Workday, Inc. (“Workday”) expects its fiscal 2025 fourth quarter and full-year financial results to be in-line with or above its guidance as provided on its fiscal 2025 third quarter earnings call on November 26, 2024, with the exception of its GAAP operating margin, due to the restructuring plan discussed in Item 2.05 below (the “Plan”). Workday now expects its fiscal 2025 fourth quarter GAAP operating margin to be 22 to 23 percentage points lower than its fourth quarter non-GAAP operating margin and its fiscal 2025 full-year GAAP operating margin to be 21 percentage points lower than its full-year non-GAAP operating margin. Workday intends to exclude the charges associated with the Plan from its non-GAAP financial measures.
These results are based on preliminary unaudited financial and other information, and subject to normal quarterly closing processes and accounting review. As previously announced, Workday is scheduled to report its fiscal 2025 fourth quarter and full-year financial results on Tuesday, February 25, 2025.
Item 2.05 - Costs Associated with Exit or Disposal Activities
On February 5, 2025, Workday announced a restructuring Plan intended to prioritize its investments and continue advancing Workday’s ongoing focus on durable growth. The Plan is expected to result in the elimination of approximately 1,750 positions, or 8.5% of Workday’s current workforce. Workday expects to continue to hire in key strategic areas and locations throughout its fiscal year ending January 31, 2026. In connection with the Plan, Workday expects to exit certain owned office space.
Workday estimates that it will incur approximately $230 million to $270 million in charges in connection with the Plan, of which approximately $60 million to $70 million is expected to be recognized in the fourth quarter of fiscal 2025, and the remainder is expected to be recognized in the first quarter of fiscal 2026. These charges consist primarily of approximately $145 million to $175 million of future cash expenditures related to severance payments, employee benefits, and related costs; and approximately $50 million to $60 million in non-cash charges for stock-based compensation. The charges also consist of approximately $35 million in non-cash charges related to the impairment of office space that Workday expects to record in the first quarter of fiscal 2026.
The actions associated with the Plan are expected to be substantially complete by the second quarter of fiscal 2026, subject to local law and consultation requirements.
The estimates of the charges and expenditures that Workday expects to incur in connection with the Plan, and the timing thereof, are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from estimates. In addition, Workday may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Plan.
Item 2.06 - Material Impairments
The information contained in Item 2.05 above with respect to impairment charges related to office space is incorporated herein by reference.
Item 7.01 – Regulation FD Disclosure
A note to Workday’s employees from Workday’s Chief Executive Officer regarding these actions is attached to this Current Report on Form 8-K as Exhibit 99.1 The information in the note attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements
This Current Report on Form 8-K and the accompanying note to Workday’s employees contain forward-looking statements including, but not limited to, statements related to the expected benefits and impact of the Plan, the number and percentage of employees to be impacted, the estimate and timing of the charges that will be incurred, and Workday’s financial outlook for the fourth quarter and fiscal year ended January 31, 2025. These forward-looking statements are based only on currently available information and Workday’s current beliefs, expectations, and assumptions. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties, assumptions, and changes in circumstances that are difficult to predict and many of which are outside of Workday’s control. If the risks materialize, assumptions prove incorrect, or Workday experiences unexpected changes in circumstances, actual results could differ materially from the results implied by these forward-looking statements, and therefore you should not rely on any forward-looking statements. Risks include, but are not limited to, the risk that we may not realize the anticipated benefits of the Plan to the extent or as quickly as anticipated or at all, the risk that the Plan costs and charges may be greater than anticipated, the risk the Plan could negatively impact to our ability to recruit and retain skilled personnel, the risk that the Plan could negatively impact our business operations, as well as the risks described in Workday’s filings with the Securities and Exchange Commission (“SEC”), including Workday’s most recent report on Form 10-Q or Form 10-K and other reports that Workday has filed and will file with the SEC from time to time, which could cause actual results to vary from expectations. Workday assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this report, except as required by law.
Item 9.01 – Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Note to Workday employees from Workday’s Chief Executive Officer, dated February 5, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 5, 2025

Workday, Inc.
/s/ Richard H. Sauer
Richard H. Sauer
Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary